Exhibit 99.1

Victory Acquisition Corp.

(a development stage enterprise)

Financial Statements

As of April 30, 2007 and January 19, 2007 and for the periods from January 12, 2007 (inception) to April 30, 2007 and January 12, 2007 (inception) to January 19, 2007

Victory Acquisition Corp.

(a development stage enterprise)

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Victory Acquisition Corp.

We have audited the accompanying balance sheets of Victory Acquisition Corp. (a development stage enterprise) (the “Company”) as of April 30, 2007 and January 19, 2007, and the related statements of operations, changes in stockholders’ equity and cash flows for the periods January 12, 2007 (inception) to April 30, 2007 and January 12, 2007 (inception) to January 19, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Victory Acquisition Corp. (a development stage enterprise) as of April 30, 2007 and January 19, 2007, and the results of its operations and its cash flows for the periods January 12, 2007 (inception) to April 30, 2007 and January 12, 2007 (inception) to January 19, 2007, in conformity with United States generally accepted accounting principles.

/s/ Marcum & Kliegman LLP

Marcum & Kliegman LLP

Melville, New York

April 30, 2007

Victory Acquisition Corp.

(a development stage enterprise)

Balance Sheets

	April 30, 2007	January 19, 2007
		(restated)
Assets
Current assets:
Cash	$452,072	$167,500
Cash held in Trust Fund	321,660,000	—
Prepaid expenses	13,000	—

Total current assets	322,125,072	167,500
Deferred offering costs	—	32,500

Total assets	$322,125,072	$200,000

Liabilities and Stockholders’ Equity
Current liabilities—accrued expenses	$1,000	$1,000
Accrued offering costs	355,000	—
Notes payable to stockholders	175,000	175,000

Total current liabilities	531,000	176,000

Common stock, subject to possible conversion, 6,596,700 shares at conversion value	64,317,825	—

Commitments

Stockholders’ equity (1)
Preferred stock, $.0001 par value, authorized 1,000,000 shares; none issued	—	—
Common stock, $.0001 par value; authorized 85,000,000 shares; issued and outstanding 40,500,000 shares (less 6,596,700 subject to possible conversion) and 7,500,000, respectively	3,390	750
Additional paid-in capital	257,278,465	24,250
Deficit accumulated during development stage	(5,608)	(1,000)

Total stockholders’ equity	257,276,247	24,000

Total liabilities and stockholders’ equity	$322,125,072	$200,000

(1) – Share amounts have been retroactively restated as of January 19, 2007 to reflect the effect of a stock dividend of 0.2 shares of common stock for each outstanding share of common stock as well as the increase in authorized common stock from 75,000,000 to 85,000,000 shares on April 24, 2007 (see Note 7).

The accompanying notes are an integral part of these financial statements.

Victory Acquisition Corp.

(a development stage enterprise)

Statements of Operations

	January 12, 2007 (inception) to April 30, 2007	January 12, 2007 (inception) to January 19, 2007
		(restated)
Interest Income	$392	$—
Formation and operating costs	(6,000)	(1,000)

Net loss for the period	$(5,608)	$(1,000)

Weighted average number of common shares outstanding — Basic and diluted (1)	7,742,232	7,500,000

Basic and diluted net loss per share (1)	$(0.00)	$(0.00)

(1)	Share amounts have been retroactively restated to reflect the effect of a stock dividend of 0.2 shares of common stock for each outstanding share of common stock on April 24, 2007 (See note 7).

The accompanying notes are an integral part of these financial statements.

Victory Acquisition Corp.

(a development stage enterprise)

Statements of Changes in Stockholders’ Equity

	Common Stock (1)		Additional paid-in capital (1)	Deficit accumulated during development stage	Total stockholders’ equity
	Shares	Amount
Balance, January 12, 2007 (inception)	—	$—	$—	$—	$—
Issuance of stock to initial stockholders	7,500,000	750	24,250	—	25,000
Net loss for the period January 12, 2007 to January 19, 2007	—	—	—	(1,000)	(1,000)

Balance, January 19, 2007	7,500,000	750	24,250	(1,000)	24,000
Sale of 33,000,000 units, net of underwriters’ discount and offering expenses (includes 6,596,700 shares subject to possible conversion)	33,000,000	3,300	316,571,380	—	316,574,680
Proceeds subject to possible conversion of 6,596,700 shares	—	(660)	(64,317,165)	—	(64,317,825)
Proceeds from issuance of sponsors’ warrants	—	—	5,000,000	—	5,000,000
Net loss for the period January 19, 2007 to April 30, 2007	—	—	—	(4,608)	(4,608)

Balance, April 30, 2007	40,500,000	$3,390	$257,278,465	$(5,608)	$257,276,247

(1)	Share amounts have been retroactively restated to reflect the effect of a stock dividend of 0.2 shares of common stock for each outstanding share of common stock on April 24, 2007 (See note 7).

The accompanying notes are an integral part of these financial statements.

Victory Acquisition Corp.

(a development stage enterprise)

Statements of Cash Flows

	Period from January 12, 2007 (inception) to April 30, 2007	Period from January 12, 2007 (inception) to January 19, 2007
Cash Flows from Operating Activities
Net loss	$(5,608)	$(1,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Prepaid expenses	(13,000)	—
Accrued expenses	1,000	1,000

Net cash used in operating activities	(17,608)	—

Cash Flows from Investing Activities
Cash held in Trust Fund	(321,660,000)	—

Net cash used in investing activities	(321,660,000)	—

Cash Flows from Financing Activities
Gross proceeds from initial public offering	330,000,000	—
Proceeds from notes payable, stockholders	175,000	175,000
Proceeds from issuance of stock to initial stockholders	25,000	25,000
Proceeds from issuance of sponsors’ warrants	5,000,000	—
Payment of offering costs	(13,070,320)	(32,500)

Net cash provided by financing activities	322,129,680	167,500

Net increase in cash	452,072	167,500
Cash at beginning of the period	—	—

Cash at end of the period	$452,072	$167,500

Supplemental Disclosure of Non-Cash Transactions:
Accrual for Deferred Offering Costs:
Deferred Offering Costs	$355,000
Accrued Offering Costs	(355,000)
Total	$—

The accompanying notes are an integral part of these financial statements.

Victory Acquisition Corp.

(a development stage company)

Notes to Financial Statements

1.	Organization, Business Operations and Significant Accounting Policies

Victory Acquisition Corp. (the “Company”) was incorporated in Delaware on January 12, 2007 as a blank check company to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business in any industry other than the franchising, financial services or healthcare industries (“Business Combination”).

On January 31, 2007, the Company’s name was changed from Endeavor II Acquisition Corp. to Victory Acquisition Corp.

At April 30, 2007, the Company had not yet commenced any operations. All activity from January 12, 2007 (inception) through April 30, 2007 relates to the Company’s formation and the public offering described below. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective April 24, 2007. The Company consummated the Offering on April 30, 2007 and received net proceeds of $316,574,680 and $5,000,000 from the sale of sponsor warrants on a private placement basis (see Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $321,660,000 (or approximately $9.75 per share) of the net proceeds of this offering and the sale of the sponsor warrants (see Note 2) is being held in a trust account (“Trust Account”) and will be invested in United States “government securities” within the meaning of Section 2(a) (16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its initial Business Combination or (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The Company’s officers have agreed that they will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Except with respect to interest income that may be released to the Company of (i) up to $3,000,000 to fund expenses related to investigating and selecting a target business and our other working capital requirements and (ii) any additional amounts needed to pay income or other tax obligations, the proceeds held in trust will not be released from the trust account until the earlier of the completion of a Business Combination or our liquidation.

The Company, after signing a definitive agreement for a Business Combination with a target business or businesses, is required to submit such transaction for stockholder approval. In the event that the stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”) have agreed to vote all of their 7,500,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer apply.

Victory Acquisition Corp.

(a development stage company)

Notes to Financial Statements—(Continued)

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash from the Trust Fund. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the trust account) has been classified as common stock subject to possible conversion in the accompanying April 30, 2007 balance sheet.

The Company’s Certificate of Incorporation was amended on April 24, 2007 to provide that the Company will continue in existence only until 24 months from the effective date of the registration statement relating to the Offering (“Effective Date”), or April 24, 2009. If the Company has not completed a Business Combination by such date, its corporate existence will cease except for the purposes of liquidating and winding up its affairs. In the event of liquidation, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per Unit in the Offering.

Loss Per Share:

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Since there are no potentially dilutive securities and there is a net loss, basic and diluted loss per share are identical.

Common shares subject to possible conversion of 6,596,700 have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro-rata share of the trust earnings.

Income Taxes:

Deferred income taxes are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost, which approximates fair value.

SFAS No. 105, “Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk”, requires disclosure of significant concentrations of credit risk regardless of the degree of risk. At April 30, 2007, financial instruments that potentially expose the Company to credit risk consist of cash. The Company maintains its cash balances in various financial institutions. The Federal Deposit Insurance Corporation insures balances in bank accounts up to $100,000 and the Securities Investor Protection Corporation insures balances up to $500,000 in brokerage accounts. Management believes the risk of loss to be minimal since it invests in or through major financial institutions.

New Accounting Pronouncements:

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes”, (“FIN 48”). This interpretation clarified the accounting for uncertainty in income taxes recognized in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes” (“SFAS No. 109”). Specifically, FIN 48 clarifies the application of SFAS No. 109 by defining a criterion that an individual tax position must meet for any part of the benefit of that position to be recognized in an enterprise’s financial statements. Additionally, FIN 48 provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods of income taxes, as well as the required disclosure and transition. This interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a significant impact on the Company’s financial statements.

Victory Acquisition Corp.

(a development stage company)

Notes to Financial Statements—(Continued)

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2.	Initial Public Offering

On April 30, 2007 the Company sold 33,000,000 Units, including 3,000,000 units from the exercise of the underwriters’ over-allotment option, at a Offering price of $10.00 per Unit. The underwriters’, pursuant to their overallotment option, have the option to purchase up to an additional 1,500,000 units. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $7.50 commencing the later of the completion of a Business Combination or July 24, 2008 and expiring April 23, 2011. The Company may redeem the Warrants, at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which the notice of redemption is given. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to settle the warrant exercise, whether by net cash settlement or otherwise. Consequently, the Warrants may expire unexercised and unredeemed and an investor in the Offering may effectively pay the full Unit price solely for the shares of common stock included in the units (since the Warrants may expire worthless).

The Company has paid the underwriters in the Offering an underwriting discount of 7.0% of the gross proceeds of the Offering. However, the underwriters have agreed that 3.2% of the gross proceeds of the Offering will not be payable unless and until the Company completes a Business Combination and have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination.

On April 30, 2007, pursuant to Subscription Agreements, dated January 30, 2007, certain of the Initial Stockholders have purchased from the Company, in the aggregate, 5,000,000 warrants for $5,000,000 (the “Sponsors’ Warrants”). All of the proceeds the Company receives from these purchases were placed in the Trust Account. The Sponsors’ Warrants are identical to the Warrants underlying the Units in the Offering except that if the Company calls the Warrants for redemption, the Sponsors’ Warrants will not be redeemable by the Company so long as they are still held by the original purchasers or their affiliates. The purchasers of the Sponsors’ Warrants have agreed that the Sponsors’ Warrants will not be sold or transferred by them until after the Company has completed a business combination.

The Initial Stockholders and holders of the Sponsors’ Warrants (or underlying securities) are entitled to registration rights with respect to their founding shares or Sponsors’ Warrants (or underlying securities), as the case may be, pursuant to an agreement dated April 24, 2007. The holders of the majority of the founding shares are entitled to demand that the Company register these shares at any time commencing nine months after the consummation of a Business Combination. The holders of the Sponsors’ Warrants (or underlying securities) are entitled to demand that the Company register such securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Sponsors’ Warrants (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

3.	Offering Costs

At January 19, 2007, deferred offering costs consisted of legal and accounting fees incurred through the balance sheet date that are related to the Offering and were charged to capital at the time of the closing of the Offering.

At April 30, 2007, accrued offering costs consisted of road show, accounting and printing fees incurred through the balance sheet date that are related to the Offering and were charged to capital at the time of the closing of the Offering.

4.	Notes Payable, Stockholders

The Company issued two $87,500 (a total of $175,000) unsecured promissory notes to two Initial Stockholders, who are also officers and directors of the Company, as of January 12, 2007. The notes are

Victory Acquisition Corp.

(a development stage company)

Notes to Financial Statements—(Continued)

non-interest bearing and became payable upon the consummation of the Offering. Due to the short-term nature of the notes, the fair value of the notes approximates its carrying amount.

5.	Commitments

The Company presently occupies office space provided by an affiliate of one of the Company’s executive officers. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on April 24, 2007.

The Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

6.	Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

7.	Common Stock

Effective April 24, 2007 the Company’s Board of Directors authorized a stock dividend of 0.2 shares of common stock for each outstanding share of common stock. On April 24, 2007, the Company’s Board of Directors authorized an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock from 75,000,000 shares of common stock to 85,000,000 shares of common stock. All references in the accompanying financial statements as of January 19, 2007 and for the period January 12, 2007 (inception) to January 19, 2007 to the number of shares of common stock have been retroactively restated to reflect this transaction.

At April 30, 2007, there were 38,000,000 shares of common stock reserved for issuance upon exercise of Warrants and the Sponsors’ Warrants.

8.	Legal

There is no material litigation currently pending against us or any members of our management team in their capacity as such.